                                                                  EXHIBIT 10.2


                               [*CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                               OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.]



                                       SPRINT
                          CUSTOM NETWORK SERVICE AGREEMENT

This Custom Network Service Arrangement by and between SPRINT COMMUNICATIONS COMPANY L.P., a Delaware limited partnership, 8140 Ward Parkway, Kansas City, Missouri 64114 ("Sprint") and Hospitality Marketing Consultants, LLC ("Customer") establishes certain interstate and international Discounts as well as related terms and conditions governing Sprint's provision of telecommunications services to Customer. The Discounts ("Discounts") set forth in this Agreement apply to Customer's Network Services and other services eligible to receive Discounts as specified herein.

Sprint is a telecommunications common carrier providing interstate and international services pursuant to tariffs on file with the Federal Communications Commission (F.C.C.) and intrastate services pursuant to tariffs on file with the various state regulatory commissions (collectively referred to as "Tariff(s)") and from time to time Sprint amends the Tariffs. Sprint provides enhanced voice and data telecommunications services pursuant to written agreements. Sprint and Customer are referred to collectively herein as the "Parties" and individually as a "Party".

1. TERM. The term ("Initial Term") of this Agreement is [REDACTED*], commencing on the first day of the first complete billing month following execution of this Agreement by both parties ("Commencement Date"). At the conclusion of the Initial Term, Customer may renew the Agreement for [REDACTED*] prior to the conclusion of the Initial Term or prior to the conclusion of the then current Renewal Term, as the case my be. The Initial Term and, if applicable, the Renewal Term(s) will be referred to collectively hereinafter as the Term. Upon the expiration or other termination of this Agreement Sprint will provide services to Customer at then current Tariff rates.

2. NETWORK SERVICE CHARGES. Subject to all of the conditions and limitations set forth in this Agreement and Sprint F.C.C. Tariff No. 12, Customer will receive the Network Service charges set forth in Attachment A to the Agreement.

3.   SERVICE COMMITMENT.

     a. During each Contract Year of the Term Customer [REDACTED*]. Contract Year is defined as the twelve month billing, period starting on the Commencement Date and any anniversary thereof. MSC Contributory Services are defined as [REDACTED*] calculated after all available Discounts. If Customer fails to satisfy the Minimum Annual Commitment; in addition to all other applicable charges, [REDACTED*].

     b. If Customer terminates this Agreement or ceases to use Network Services to any material extent, except as provided in Section 5.f. below,

                    SPRINT PROPRIETARY INFORMATION - RESTRICTED
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                               [*CERTAIN INFORMATION ON THIS PAGE HAS BEEN
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                               RESPECT TO THE OMITTED PORTIONS.]


          [REDACTED*]. Sprint will bill Customer for such amount on its next regular invoice and such amount will be due and payable according to the payment terms contained in the Tariff.

     c. Beginning with the first month following [REDACTED*], Customer [REDACTED*]. Second MAC Contract Year is defined as the twelve month billing period starting on the day following [REDACTED*] and any anniversary thereof Second MAC Contributory Services are defined as [REDACTED*]. Customer's Second MAC Contributory Services Usage Charges during [REDACTED*] shall contribute to Customer's Second MAC for Contract Year One. If Customer fails to satisfy the Second MAC, in addition to all other applicable charges, Customer [REDACTED*].

          SECOND MAC CONTRACT YEAR ONE:

          Actual Second MAC
          Contributory Services
          USAGE MINUTES                SHORTFALL LIABILITY

          [REDACTED*]                  [REDACTED*]

          *If, during Second MAC Contract Year One, Customer's Actual Second MAC Contributory Services Usage Minutes [REDACTED*].

          SECOND MAC CONTRACT YEAR TWO:

          Actual Second MAC
          Contributory Services
          USAGE MINUTES                SHORTFALL LIABILITY

          [REDACTED*]                  [REDACTED*]

          **If, during Second MAC Contract Year Two, Customer's Actual Second MAC Contributory Services Usage Minutes are [REDACTED*].

     d. If Customer terminates this Agreement or ceases to use Network Services to any material extent in Second MAC Contract Year One, except as provided in Section 5.f. below, Customer will pay to Sprint a termination liability calculated as follows: [REDACTED*]. Sprint will bill Customer for such amount on its next regular invoice and such amount will be due and payable according to the payment terms contained in the Tariff.

     e. If Customer terminates the Agreement or ceases to use Network Services to any material extent in Second MAC Contract Year Two, except as provided in Section 5.f. below, Customer will pay to Sprint a termination liability calculated as follows: [REDACTED*]. Sprint will bill Customer

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                               [*CERTAIN INFORMATION ON THIS PAGE HAS BEEN
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                               CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
                               RESPECT TO THE OMITTED PORTIONS.]

          for such amount on its next regular invoice and such amount will be due and payable according to the payment terms contained in the Tariff.

     f. If Customer elects to purchase a new Service offering made available by Sprint during the Term as a direct substitute and replacement Service for any MSC Contributory Service, Customer's Service Usage Charges for its use of the new Service will contribute toward Customer's Minimum Service Commitment.

4.   PAYMENT TERMS.

     All amounts stated on each monthly invoice will be due and payable upon receipt. The cost of services provided is exclusive of any applicable sales, use, excise and like taxes, which will be separately stated and included on each monthly invoice. All valid charges for services provided that remain unpaid by Customer for a period of sixty (60) days or more after the date of the invoice will be subject to interest from the date of the invoice at a rate of [REDACTED*], or the maximum rate allowable by applicable law. If Customer fails to pay for services in accordance with the terms of the Tariffs and the terms set forth in this Section, Customer will not receive Discounts.

     In the event Customer, in good faith, disputes Sprint's computation of amounts due and owing within all applicable legal periods of limitation, Customer may withhold payment of the disputed amount. Customer must pay all charges which are not in dispute in accordance with the payment terms set forth in this Section. An amount will not be considered "in dispute" until Customer has provided Sprint with written documentation explaining the disputed amount. Customer must cooperate with Sprint to resolve any dispute expeditiously. All disputed amounts are payable immediately upon Sprint's written denial of the dispute.

5.   OTHER TERMS AND CONDITIONS.

     a.   Terms used in this Agreement are defined in Sprint F.C.C. Tariff
          No. 12. All Standard Custom Network Service Arrangement terms and conditions in Sprint F.C.C. Tariff No. 12 apply to this Agreement. Rates, charges and discounts for call types, service elements, features and other products and services not in this Agreement will be those provided under the applicable Sprint base service tariff or public price list. Additional terms and conditions relating to services provided to Customer are contained in the applicable tariffs. The terms and conditions of any Tariff and/or other discount or incentive programs apply to the services and discounts or incentives available under such Tariff or program. In order to receive Term Plan or other incentive discounts Customer must execute the applicable agreements. Any terms and conditions applicable to such discounts and/or programs which Customer elects to participate in are in addition to the terms and conditions applicable to the Discounts.

                    SPRINT PROPRIETARY INFORMATION - RESTRICTED
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                               [*CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                               OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.]


     b. This Agreement and any information concerning its terms, conditions and/or Discounts are the confidential and proprietary information of Sprint and shall be governed by the Agreement for Use and Nondisclosure of Confidential Information executed by Customer and Sprint, dated ____________________, the term of which is extended to be coterminous with the Term of this Agreement.

     c. All notices, requests or other communications arising out of disputes hereunder shall be in writing to the addresses of the parties shown below the parties' signatures at the end of the Agreement.

     d.   Customer must satisfy the following conditions during the Term:

          (i) Sprint must be Customer's "Primary Carrier" and, as such, award (1) [REDACTED*]. If, during any billing month of the Term, Customer [REDACTED*], Sprint may, upon prior written notice to Customer, revise Customer's Network Service charges under this Agreement. If, during any billing month of the Term, Customer [REDACTED*], Sprint may, at its option, [REDACTED*] as detailed in Sections 3.d. and 3.e. above.

          (ii) At least [REDACTED*] usage must be switched Service usage. If Customer fails to satisfy this condition during any billing month of the Term, Sprint may, upon prior written notice to Customer, revise Customer's Network Service charges under this Agreement.

          (iii) At least [REDACTED*] usage must be Off-Peak Service usage. If Customer fails to satisfy this condition during any billing month of the Term, Sprint may, upon prior written notice to Customer, revise Customer's Network Service charges under this Agreement.

          (iv) Customer's average completed call duration for its Sprint International Access Service [REDACTED*]. If Customer fails to satisfy this condition during any billing month of the Term, Sprint may, upon prior written notice to Customer, revise Customer's Network Service charges under this Agreement.

          (v) During any Second MAC Contract Year, a [REDACTED*]. If Customer fails to satisfy this condition during any Second MAC Contract Year, the Credits for which Customer is eligible will be reduced as set forth in Section 6 of Attachment A.

     e. Neither party may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other party, which the other party may grant or withhold in its sole discretion.

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                               [*CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                               OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.]


          Notwithstanding the foregoing, the parties may assign their rights and benefits and delegate their duties and obligations under this Agreement without the consent of the other party to, in the case of Customer, any Customer Affiliate, PROVIDED THAT the performance of any Customer Affiliate assignee is guaranteed by Customer, and in the case of Sprint, to any entity one hundred percent (100%) owning, owned by or under common ownership with Sprint, PROVIDED THAT the performance of any Sprint assignee is guaranteed by Sprint. Any prohibited assignment or delegation shall be null and void.

     f. Customer agrees to provide prompt written notice to Sprint of any material failure by Sprint to provide Network Services as set forth in the tariffs. If Sprint fails to cure such failure within a reasonable time, Customer may terminate this Agreement on thirty (30) days' written notice to Sprint. A material failure by Sprint shall not include a failure caused by the local exchange carrier, Customer premise equipment, Customer or any other cause beyond the control of Sprint.

     g. During [REDACTED*], Sprint and Customer will meet to review the status of Customer's Minimum Service Commitment, growth of its MSC Contributory Services Usage Charges and the rates provided under this Agreement. If Sprint and Customer agree that revisions to this Agreement would be advantageous to both parties, then Sprint and Customer will cooperate in efforts to develop a mutually agreeable amendment that will satisfy the concerns of both parties and comply with all applicable legal and regulatory requirements.

6. ENTIRE AGREEMENT. This Agreement shall constitute the entire understanding between Sprint and Customer regarding Discounts on Network Services and shall supersede all prior proposals, agreements, understandings, negotiations and discussions, whether oral or written, between the parties relating to the Network Services. Customer is not relying upon any representations or promises made by or on behalf of Sprint in entering into this Agreement.

In order to become effective this Agreement must be duly executed by an authorized officer of Customer and delivered to Sprint on or January 15, 1997, and thereafter executed by an officer of Sprint. All modifications, interlineations, additions, supplements and/or other changes to this Agreement are subject to written acceptance at Sprint Corporate Headquarters.

HOSPITALITY MARKETING                   SPRINT COMMUNICATIONS
CONSULTANTS, LLC                        COMPANY L.P.

By:  _____________________________      By:  ____________________________
Name: ____________________________      Name:  __________________________
        (Print/Type)                           (Print/Type)

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                               [*CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                               OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.]

Title:    ____________________________  Title:    __________________________
Date:     ____________________________  Date:     __________________________
Address for Notice:  __________________ Address for Notice:
___________________________________     3100 Cumberland Circle
___________________________________     Atlanta, GA 30339



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                               [*CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                               OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.]

                                    ATTACHMENT A

                              NETWORK SERVICE CHARGES

The following rates, charges and discounts are in lieu of and supersede any promotions or discounts which may be available under applicable Tariffs, including any applicable Tariff Term Plan discount. Consistent with FCC and other regulatory requirements, Sprint will file in its Tariffs a Customer Specific Tariff Option ("CNSA Option") accurately reflecting these rates and charges. Rates and charges for service elements not specified herein, shall be the applicable tariffed rate.

Except for those Services specified as "fixed", Sprint reserves the right to modify the underlying tariffed rates (or list price in the case of a non-tariffed service) against which a specified discount may be applied. Additionally, Sprint reserves the right to pass on to Customer any tax, levy, or other surcharge which Sprint is obligated to pay to a governmental authority or other third-party (e.g. foreign P.T.T.), where: (1) such obligation is imposed by valid and lawful legislation or other regulation, and (2) such obligation arises directly out of the use of Sprint's Services pursuant to this Agreement.

1. VPN PREMIERE DISCOUNT. During each billing month of the Term Customer will receive the following Net Effective Usage rates and Discounts on its VPN Premiere Service:

     a. Customer will be charged a fixed Net Effective Usage rate in the applicable amount from the table below for its interstate VPN Premiere (including VPN Premiere FONCARD) Service Usage Charges.

                                  RATE PER MINUTE

          ON-ON           ON-OFF           OFF-ON           OFF-OFF
          [REDACTED*]

     b.   Customer will be charged a fixed Net Effective Usage rate in the
          applicable amount   from the table below for its intrastate VPN
          Premiere (including VPN Premiere FONCARD) Service Usage Charges in the following states.


                                   RATE PER MINUTE

          STATE          ON-ON        ON-OFF       OFF-ON       OFF-OFF
          [REDACTED*]

     c. Customer will receive [REDACTED*], on its intrastate VPN Premiere (including VPN Premiere FONCARD) Service Usage Charges, except in those states listed in 1.b. above.


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                               OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
                               CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.]

     d. Customer will receive [REDACTED*], on its domestic and international (domestic origination) VPN Premiere FONCARD per call surcharge.

     e. Customer will be charged a fixed Net Effective Usage rate in the applicable amount from the table below on its international (domestic origin) VPN Premiere (including VPN Premiere FONCARD) Service Usage Charges to the following countries.

          COUNTRY                  RATE PER MINUTE

          Albania                  [REDACTED*]
          Algeria                  [REDACTED*]
          American Samoa           [REDACTED*]
          Andorra                  [REDACTED*]
          Angola                   [REDACTED*]
          Anguilla                 [REDACTED*]
          Antigua                  [REDACTED*]
          Argentina                [REDACTED*]
          Armenia                  [REDACTED*]
          Aruba                    [REDACTED*]
          Ascension Island         [REDACTED*]
          Australia                [REDACTED*]
          Austria                  [REDACTED*]
          Azerbaijan               [REDACTED*]
          Bahamas                  [REDACTED*]
          Bahrain                  [REDACTED*]
          Bangladesh               [REDACTED*]
          Barbados                 [REDACTED*]
          Belarus                  [REDACTED*]
          Belgium                  [REDACTED*]
          Belize                   [REDACTED*]
          Benin                    [REDACTED*]
          Bermuda                  [REDACTED*]
          Bhutan                   [REDACTED*]
          Bolivia                  [REDACTED*]
          Bosnia-Herzegovinia      [REDACTED*]
          Botswana                 [REDACTED*]
          Brazil                   [REDACTED*]
          British Virgin Island    [REDACTED*]
          Brunei                   [REDACTED*]
          Bulgaria                 [REDACTED*]
          Burkina Faso             [REDACTED*]
          Burundi                  [REDACTED*]
          Cambodia                 [REDACTED*]
          Cameroon                 [REDACTED*]
          Canada                   [REDACTED*]

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                               [*CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                               OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.]


          Cape Verde Islands       [REDACTED*]
          Cayman Islands           [REDACTED*]
          Central African Rep      [REDACTED*]
          Chad Republic            [REDACTED*]
          Chile                    [REDACTED*]
          China                    [REDACTED*]
          Colombia                 [REDACTED*]
          Comoros                  [REDACTED*]
          Congo Republic           [REDACTED*]
          Cook Island              [REDACTED*]
          Costa Rica               [REDACTED*]
          Croatia                  [REDACTED*]
          Cuba                     [REDACTED*]
          Cyprus                   [REDACTED*]
          Czechoslovakia           [REDACTED*]
          Denmark                  [REDACTED*]
          Diego Garcia             [REDACTED*]
          Djibouti                 [REDACTED*]
          Dominican Republic       [REDACTED*]
          Dominica                 [REDACTED*]
          Ecuador                  [REDACTED*]
          Egypt                    [REDACTED*]
          El Salvador              [REDACTED*]
          Equatorial Guinea        [REDACTED*]
          Eritrea                  [REDACTED*]
          Estonia                  [REDACTED*]
          Ethiopia                 [REDACTED*]
          Faeroe Islands           [REDACTED*]
          Falkland Islands         [REDACTED*]
          Fiji Islands             [REDACTED*]
          Finland                  [REDACTED*]
          France                   [REDACTED*]
          French Guiana            [REDACTED*]
          French Polynesia         [REDACTED*]
          Gabon                    [REDACTED*]
          Gambia                   [REDACTED*]
          Georgia                  [REDACTED*]
          Germany                  [REDACTED*]
          Ghana                    [REDACTED*]
          Gibraltar                [REDACTED*]
          Greece                   [REDACTED*]
          Greenland                [REDACTED*]
          Grenada                  [REDACTED*]
          Guadeloupe               [REDACTED*]
          Guam                     [REDACTED*]
          Guantanamo               [REDACTED*]

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                               [*CERTAIN INFORMATION ON THIS PAGE HAS BEEN
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                               CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
                               RESPECT TO THE OMITTED PORTIONS.]


          Guatemala                [REDACTED*]
          Guinea                   [REDACTED*]
          Guinea-Bissau            [REDACTED*]
          Guyana                   [REDACTED*]
          Haiti                    [REDACTED*]
          Honduras                 [REDACTED*]
          Hong Kong                [REDACTED*]
          Hungary                  [REDACTED*]
          Iceland                  [REDACTED*]
          India                    [REDACTED*]
          Indonesia                [REDACTED*]
          Iran                     [REDACTED*]
          Iraq                     [REDACTED*]
          Ireland                  [REDACTED*]
          Israel                   [REDACTED*]
          Italy                    [REDACTED*]
          Ivory Coast              [REDACTED*]
          Jamaica                  [REDACTED*]
          Japan                    [REDACTED*]
          Jordan                   [REDACTED*]
          Kazakhstan               [REDACTED*]
          Kenya                    [REDACTED*]
          Kiribati                 [REDACTED*]
          Kuwait                   [REDACTED*]
          Kyrgyzstan               [REDACTED*]
          Laos                     [REDACTED*]
          Latvia                   [REDACTED*]
          Lebanon                  [REDACTED*]
          Lesotho                  [REDACTED*]
          Liberia                  [REDACTED*]
          Libya                    [REDACTED*]
          Liechtenstein            [REDACTED*]
          Lithuania                [REDACTED*]
          Luxembourg               [REDACTED*]
          Macao                    [REDACTED*]
          Macedonian               [REDACTED*]
          Madagascar               [REDACTED*]
          Malawi                   [REDACTED*]
          Malaysia                 [REDACTED*]
          Maldives                 [REDACTED*]
          Mali Republic            [REDACTED*]
          Malta                    [REDACTED*]
          Marshall Islands         [REDACTED*]
          Mauritania               [REDACTED*]
          Mauritius                [REDACTED*]
          Mayotte Island           [REDACTED*]

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                               [*CERTAIN INFORMATION ON THIS PAGE HAS BEEN
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                               CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
                               RESPECT TO THE OMITTED PORTIONS.]


          Mexico                   [REDACTED*]
          Micronesia               [REDACTED*]
          Moldavia                 [REDACTED*]
          Monaco                   [REDACTED*]
          Mongolia                 [REDACTED*]
          Montserrat               [REDACTED*]
          Morocco                  [REDACTED*]
          Mozambique               [REDACTED*]
          Myanmar                  [REDACTED*]
          Namibia                  [REDACTED*]
          Nauru                    [REDACTED*]
          Nepal                    [REDACTED*]
          Netherlands              [REDACTED*]
          Netherlands Antilles     [REDACTED*]
          Nevis Island             [REDACTED*]
          New Caledonia            [REDACTED*]
          New Zealand              [REDACTED*]
          Nicaragua.               [REDACTED*]
          Niger Republic           [REDACTED*]
          Nigeria                  [REDACTED*]
          Niue Island              [REDACTED*]
          North Korea              [REDACTED*]
          Norway                   [REDACTED*]
          Oman                     [REDACTED*]
          Pakistan                 [REDACTED*]
          Palau Republic           [REDACTED*]
          Panama                   [REDACTED*]
          Papua New Guinea         [REDACTED*]
          Paraguay                 [REDACTED*]
          Peru                     [REDACTED*]
          Philippines              [REDACTED*]
          Poland                   [REDACTED*]
          Portugal                 [REDACTED*]
          Qatar                    [REDACTED*]
          Reunion Island           [REDACTED*]
          Romania                  [REDACTED*]
          Russia                   [REDACTED*]
          Rwanda                   [REDACTED*]
          Saint Helena             [REDACTED*]
          Saint Kitts              [REDACTED*]
          Saint Lucia              [REDACTED*]
          Saint Pierre             [REDACTED*]
          Saint Vincent            [REDACTED*]
          Saipan                   [REDACTED*]
          San Marino               [REDACTED*]
          Sao Tome                 [REDACTED*]

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                               [*CERTAIN INFORMATION ON THIS PAGE HAS BEEN
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                               CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
                               RESPECT TO THE OMITTED PORTIONS.]


          Saudi Arabia             [REDACTED*]
          Senegal                  [REDACTED*]
          Seychelles Island        [REDACTED*]
          Sierra Leone             [REDACTED*]
          Singapore                [REDACTED*]
          Slovakia                 [REDACTED*]
          Slovenia                 [REDACTED*]
          Solomon Island           [REDACTED*]
          Somalia                  [REDACTED*]
          South Africa             [REDACTED*]
          South Korea              [REDACTED*]
          Spain                    [REDACTED*]
          Sri Lanka                [REDACTED*]
          Sudan                    [REDACTED*]
          Suriname                 [REDACTED*]
          Swaziland                [REDACTED*]
          Sweden                   [REDACTED*]
          Switzerland              [REDACTED*]
          Syria                    [REDACTED*]
          Taiwan                   [REDACTED*]
          Tajikstan                [REDACTED*]
          Tanzania                 [REDACTED*]
          Thailand                 [REDACTED*]
          Togo                     [REDACTED*]
          Tonga                    [REDACTED*]
          Trinidad & Tobago        [REDACTED*]
          Tunisia                  [REDACTED*]
          Turkey                   [REDACTED*]
          Turkmenistan             [REDACTED*]
          Turks & Caicos           [REDACTED*]
          Tuvalu                   [REDACTED*]
          Uganda                   [REDACTED*]
          Ukraine                  [REDACTED*]
          United Arab Emirates     [REDACTED*]
          United Kingdom           [REDACTED*]
          Uruguay                  [REDACTED*]
          Uzbekistan               [REDACTED*]
          Vanuatu                  [REDACTED*]
          Vatican City             [REDACTED*]
          Venezuela                [REDACTED*]
          Vietnam                  [REDACTED*]
          Wallis & Futuna          [REDACTED*]
          Western Samoa            [REDACTED*]
          Yemen Arab Republic      [REDACTED*]
          Yugoslavia               [REDACTED*]
          Zaire                    [REDACTED*]

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                               [*CERTAIN INFORMATION ON THIS PAGE HAS BEEN
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                               RESPECT TO THE OMITTED PORTIONS.]


          Zambia                   [REDACTED*]
          Zimbabwe                 [REDACTED*]

     f.   FPN Premiere FONCARD Service Usage is considered off-net originating.

2. TOLL FREE DISCOUNT. During each billing month of the Term Customer will receive the following Net Effective Usage rates and Discounts on its Premiere Toll Free Service:

     a. Customer will be charged a fixed Net Effective Usage rate in the applicable amount from the table below for its interstate Premiere Toll Free Service Usage Charges.

                           RATE PER MINUTE

          DEDICATED                       SWITCHED
          [REDACTED*]                     [REDACTED*]

     b.   Customer will be charged a fixed Net Effective Usage rate in the
          applicable amount   from the table below for its intrastate Premiere
          Toll Free Service Usage Charges in the following states.

                                RATE PER MINUTE

          STATE                    DEDICATED           SWITCHED
          [REDACTED*]

     c. Customer will receive [REDACTED*], on its intrastate Premiere Toll Free Service Usage Charges, except in those states listed in 2.b. above:

3. INTERNATIONAL TOLL FREE SERVICE DISCOUNT. Customer will receive [REDACTED*], on its International Toll Free Service Usage Charges.

4.   SPRINT INTERNATIONAL ACCESS DISCOUNT.

     a. Customer will be charged a fixed Net Effective Usage Rate based on the sum of (i) the applicable rate from Table A for the country from which a particular call is made and (ii) the applicable rate from Table B for the country to which a particular call is made for its Sprint International Access Service Usage Charges.

                    SPRINT PROPRIETARY INFORMATION - RESTRICTED
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                               OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
                               CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.]


                           TABLE A

      COUNTRY                             RATE PER MINUTE

      Antigua                                [REDACTED*]
      Australia                              [REDACTED*]
      Bahamas                                [REDACTED*]
      Bahrain                                [REDACTED*]
      Barbados                               [REDACTED*]
      Belgium                                [REDACTED*]
      Bermuda                                [REDACTED*]
      Bolivia                                [REDACTED*]
      Brazil                                 [REDACTED*]
      Canada                                 [REDACTED*]
      Cayman Islands                         [REDACTED*]
      Chile                                  [REDACTED*]
      China                                  [REDACTED*]
      Colombia                               [REDACTED*]
      Costa Rica                             [REDACTED*]
      Cyprus                                 [REDACTED*]
      Denmark                                [REDACTED*]
      Dominican Republic                     [REDACTED*]
      Ecuador                                [REDACTED*]
      El Salvador                            [REDACTED*]
      Finland                                [REDACTED*]
      France                                 [REDACTED*]
      Germany                                [REDACTED*]
      Guam                                   [REDACTED*]
      Guatemala                              [REDACTED*]
      Hong Kong                              [REDACTED*]
      Indonesia                              [REDACTED*]
      Ireland                                [REDACTED*]
      Israel                                 [REDACTED*]
      Italy                                  [REDACTED*]
      Japan                                  [REDACTED*]
      Liechtenstein                          [REDACTED*]
      Luxembourg                             [REDACTED*]
      Malaysia                               [REDACTED*]
      Mexico                                 [REDACTED*]
      Monaco                                 [REDACTED*]
      Netherlands                            [REDACTED*]
      Netherlands Antilles                   [REDACTED*]
      New Zealand                            [REDACTED*]
      Nicaragua                              [REDACTED*]
      Norway                                 [REDACTED*]
      Panama                                 [REDACTED*]
      Philippines                            [REDACTED*]


                    SPRINT PROPRIETARY INFORMATION - RESTRICTED

                               [*CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                               OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.]


      Portugal                               [REDACTED*]
      Saipan                                 [REDACTED*]
      San Marino                             [REDACTED*]
      Singapore                              [REDACTED*]
      South Africa                           [REDACTED*]
      South Korea                            [REDACTED*]
      Spain                                  [REDACTED*]
      Sweden                                 [REDACTED*]
      Switzerland                            [REDACTED*]
      Taiwan                                 [REDACTED*]
      Thailand                               [REDACTED*]
      Trinidad & Tobago                      [REDACTED*]
      Turkey                                 [REDACTED*]
      United Kingdom                         [REDACTED*]
      United States                          [REDACTED*]
      Vatican City                           [REDACTED*]
      Venezuela                              [REDACTED*]


                           TABLE B

      COUNTRY                             RATE PER MINUTE

      Albania                               [REDACTED*]
      Algeria                               [REDACTED*]
      American Samoa                        [REDACTED*]
      Andorra                               [REDACTED*]
      Angola                                [REDACTED*]
      Anguilla                              [REDACTED*]
      Antigua                               [REDACTED*]
      Argentina                             [REDACTED*]
      Armenia                               [REDACTED*]
      Aruba                                 [REDACTED*]
      Ascension Island                      [REDACTED*]
      Australia                             [REDACTED*]
      Austria                               [REDACTED*]
      Azerbaijan                            [REDACTED*]
      Bahamas                               [REDACTED*]
      Bahrain                               [REDACTED*]
      Bangladesh                            [REDACTED*]
      Barbados                              [REDACTED*]
      Belarus                               [REDACTED*]
      Belgium                               [REDACTED*]
      Belize                                [REDACTED*]
      Benin                                 [REDACTED*]
      Bermuda                               [REDACTED*]
      Bhutan                                [REDACTED*]


                    SPRINT PROPRIETARY INFORMATION - RESTRICTED

                               [*CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                               OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.]


      Bolivia                               [REDACTED*]
      Bosnia-Herzegovinia                   [REDACTED*]
      Botswana                              [REDACTED*]
      Brazil                                [REDACTED*]
      British Virgin Islands                [REDACTED*]
      Brunei                                [REDACTED*]
      Bulgaria                              [REDACTED*]
      Burkina Faso                          [REDACTED*]
      Burundi                               [REDACTED*]
      Cambodia                              [REDACTED*]
      Cameroon                              [REDACTED*]
      Canada                                [REDACTED*]
      Cape Verde Islands                    [REDACTED*]
      Cayman Islands                        [REDACTED*]
      Central African Rep                   [REDACTED*]
      Chad Republic                         [REDACTED*]
      Chile                                 [REDACTED*]
      China                                 [REDACTED*]
      Colombia                              [REDACTED*]
      Comoros                               [REDACTED*]
      Congo Republic                        [REDACTED*]
      Cook Island                           [REDACTED*]
      Costa Rica                            [REDACTED*]
      Croatia                               [REDACTED*]
      Cuba                                  [REDACTED*]
      Cyprus                                [REDACTED*]
      Czechoslovakia                        [REDACTED*]
      Denmark                               [REDACTED*]
      Diego Garcia                          [REDACTED*]
      Djibouti                              [REDACTED*]
      Dominican Republic                    [REDACTED*]
      Dominica                              [REDACTED*]
      Ecuador                               [REDACTED*]
      Egypt                                 [REDACTED*]
      El Salvador                           [REDACTED*]
      Equatorial Guinea                     [REDACTED*]
      Eritrea                               [REDACTED*]
      Estonia                               [REDACTED*]
      Ethiopia                              [REDACTED*]
      Faeroe Islands                        [REDACTED*]
      Falkland Islands                      [REDACTED*]
      Fiji Islands                          [REDACTED*]
      Finland                               [REDACTED*]
      France                                [REDACTED*]
      French Guiana                         [REDACTED*]
      French Polynesia                      [REDACTED*]


                    SPRINT PROPRIETARY INFORMATION - RESTRICTED

                               [*CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                               OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.]


      Gabon                                 [REDACTED*]
      Gambia                                [REDACTED*]
      Georgia                               [REDACTED*]
      Germany                               [REDACTED*]
      Ghana                                 [REDACTED*]
      Gibraltar                             [REDACTED*]
      Greece                                [REDACTED*]
      Greenland                             [REDACTED*]
      Grenada                               [REDACTED*]
      Guadeloupe                            [REDACTED*]
      Guam                                  [REDACTED*]
      Guantanamo                            [REDACTED*]
      Guatemala                             [REDACTED*]
      Guinea                                [REDACTED*]
      Guinea-Bissau                         [REDACTED*]
      Guyana                                [REDACTED*]
      Haiti                                 [REDACTED*]
      Honduras                              [REDACTED*]
      Hong Kong                             [REDACTED*]
      Hungary                               [REDACTED*]
      Iceland                               [REDACTED*]
      India                                 [REDACTED*]
      Indonesia                             [REDACTED*]
      Iran                                  [REDACTED*]
      Iraq                                  [REDACTED*]
      Ireland                               [REDACTED*]
      Israel                                [REDACTED*]
      Italy                                 [REDACTED*]
      Ivory Coast                           [REDACTED*]
      Jamaica                               [REDACTED*]
      Japan                                 [REDACTED*]
      Jordan                                [REDACTED*]
      Kazakhstan                            [REDACTED*]
      Kenya                                 [REDACTED*]
      Kiribati                              [REDACTED*]
      Kuwait                                [REDACTED*]
      Kyrgyzstan                            [REDACTED*]
      Laos                                  [REDACTED*]
      Latvia                                [REDACTED*]
      Lebanon                               [REDACTED*]
      Lesotho                               [REDACTED*]
      Liberia                               [REDACTED*]
      Libya                                 [REDACTED*]
      Liechtenstein                         [REDACTED*]
      Lithuania                             [REDACTED*]
      Luxembourg                            [REDACTED*]


                    SPRINT PROPRIETARY INFORMATION - RESTRICTED

                               [*CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                               OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.]


      Macao                                 [REDACTED*]
      Macedonian                            [REDACTED*]
      Madagascar                            [REDACTED*]
      Malawi                                [REDACTED*]
      Malaysia                              [REDACTED*]
      Maldives                              [REDACTED*]
      Mali Republic                         [REDACTED*]
      Malta                                 [REDACTED*]
      Marshall Islands                      [REDACTED*]
      Mauritania                            [REDACTED*]
      Mauritius                             [REDACTED*]
      Mayotte Island                        [REDACTED*]
      Mexico                                [REDACTED*]
      Micronesia                            [REDACTED*]
      Moldavia                              [REDACTED*]
      Monaco                                [REDACTED*]
      Mongolia                              [REDACTED*]
      Montserrat                            [REDACTED*]
      Morocco                               [REDACTED*]
      Mozambique                            [REDACTED*]
      Myanmar                               [REDACTED*]
      Namibia                               [REDACTED*]
      Nauru                                 [REDACTED*]
      Nepal                                 [REDACTED*]
      Netherlands                           [REDACTED*]
      Netherlands Antilles                  [REDACTED*]
      Nevis Island                          [REDACTED*]
      New Caledonia                         [REDACTED*]
      New Zealand                           [REDACTED*]
      Nicaragua                             [REDACTED*]
      Niger Republic                        [REDACTED*]
      Nigeria                               [REDACTED*]
      Niue Island                           [REDACTED*]
      North Korea                           [REDACTED*]
      Norway                                [REDACTED*]
      Oman                                  [REDACTED*]
      Pakistan                              [REDACTED*]
      Palau Republic                        [REDACTED*]
      Panama                                [REDACTED*]
      Papua New Guinea                      [REDACTED*]
      Paraguay                              [REDACTED*]
      Peru                                  [REDACTED*]
      Philippines                           [REDACTED*]
      Poland                                [REDACTED*]
      Portugal                              [REDACTED*]
      Qatar                                 [REDACTED*]


                    SPRINT PROPRIETARY INFORMATION - RESTRICTED
                                       18
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                               [*CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                               OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.]

      Reunion Island                        [REDACTED*]
      Romania                               [REDACTED*]
      Russia                                [REDACTED*]
      Rwanda                                [REDACTED*]
      Saint Helena                          [REDACTED*]
      Saint Kitts                           [REDACTED*]
      Saint Lucia                           [REDACTED*]
      Saint Pierre                          [REDACTED*]
      Saint Vincent                         [REDACTED*]
      Saipan                                [REDACTED*]
      San Marino                            [REDACTED*]
      Sao Tome                              [REDACTED*]
      Saudi Arabia                          [REDACTED*]
      Senegal                               [REDACTED*]
      Seychelles Island                     [REDACTED*]
      Sierra Leone                          [REDACTED*]
      Singapore                             [REDACTED*]
      Slovakia                              [REDACTED*]
      Slovenia                              [REDACTED*]
      Solomon Island                        [REDACTED*]
      Somalia                               [REDACTED*]
      South Africa                          [REDACTED*]
      South Korea                           [REDACTED*]
      Spain                                 [REDACTED*]
      Sri Lanka                             [REDACTED*]
      Sudan                                 [REDACTED*]
      Suriname                              [REDACTED*]
      Swaziland                             [REDACTED*]
      Sweden                                [REDACTED*]
      Switzerland                           [REDACTED*]
      Syria                                 [REDACTED*]
      Taiwan                                [REDACTED*]
      Tajikstan                             [REDACTED*]
      Tanzania                              [REDACTED*]
      Thailand                              [REDACTED*]
      Togo                                  [REDACTED*]
      Tonga                                 [REDACTED*]
      Trinidad & Tobago                     [REDACTED*]
      Tunisia                               [REDACTED*]
      Turkey                                [REDACTED*]
      Turkmenistan                          [REDACTED*]
      Turks & Caicos                        [REDACTED*]
      Tuvalu                                [REDACTED*]
      Uganda                                [REDACTED*]
      Ukraine                               [REDACTED*]
      United Arab Emirates                  [REDACTED*]


                    SPRINT PROPRIETARY INFORMATION - RESTRICTED

                               [*CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                               OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.]

      United Kingdom                        [REDACTED*]
      United States                         [REDACTED*]
      Uruguay                               [REDACTED*]
      Uzbekistan                            [REDACTED*]
      Vanuatu                               [REDACTED*]
      Vatican City                          [REDACTED*]
      Venezuela                             [REDACTED*]
      Vietnam                               [REDACTED*]
      Wallis & Futuna                       [REDACTED*]
      Western Samoa                         [REDACTED*]
      Yemen Arab Republic                   [REDACTED*]
      Yugoslavia                            [REDACTED*]
      Zaire                                 [REDACTED*]
      Zambia                                [REDACTED*]
      Zimbabwe                              [REDACTED*]


     b. Customer will receive [REDACTED*] for its Sprint International Access Service Usage Charges.

     c. Customer will receive [REDACTED*], on its Sprint International Access per call surcharges.

     d. Customer will not be issued actual FONCARDs that would typically be issued with this Service. Instead, Customer will create and distribute its own card and carrier ("Customer Card") which shall contain the appropriate toll free numbers required to utilize this Service. The Customer Card must contain the Sprint logo in conformity with Sprint's written guidelines, and Customer must obtain Sprint's written approval of the Customer Card prior to its production and distribution. Sprint is not liable for any costs associated with the Customer Cards, including but not limited to, any costs associated with production costs necessary to correct or change any toll free number printed thereon. Customer's members to whom the Customer Cards are distributed are the sole and exclusive customers of Customer. For the Term of this Agreement and the two years thereafter, Sprint will not solicit Customer's customers as a result of Sprint identifying such customers by virtue of the relationship of the parties in this Agreement.

     e. The rates described in subsection 4.a. above are [REDACTED*]. However, as stated herein, Sprint reserves the right to pass on to Customer any tax, levy, or other surcharge which Sprint is obligated to pay to a governmental authority or other third-party (e.g. foreign P.T.T.), where: (1) such obligation is imposed by valid and lawful legislation or other regulation, and (2) such obligation arises directly out of the use of Sprint's Services pursuant to this Agreement.

                    SPRINT PROPRIETARY INFORMATION - RESTRICTED
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                               [*CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                               OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.]


     f. Using its standard fraud detection capabilities, Sprint shall set detection parameters for calling card abuse in consultation with Customer. [REDACTED*]. Customer agrees that unauthorized use of a card code resulting from calling card abuse by a Customer employee, an authorized card holder, or any other person (such as a relative or acquaintance) to whom access to a card code is intentionally permitted or facilitated by a Customer employee or authorized card holder, does not constitute fraudulent use. During the Term Sprint's total liability for fraud under this subsection [REDACTED*].

5.   INSTALL WAIVERS.  Sprint will waive:

     a. [REDACTED*] on Sprint provided, domestic, voice service T-1access lines installed during the Term.

          Access lines installed under subsection a. above are subject to a 24 month continuous use requirement. If Customer disconnects any access line receiving an installation waiver prior to the conclusion of the minimum required continuous use period, Customer must pay a prorated portion of the waived installation charges based upon the number of months remaining in the period.

6.   CREDITS

     a. Following the conclusion of the Second MAC Contract Year One, Sprint will issue an INCREMENTAL Credit as set forth in the table below based upon Customer's Second MAC Contributory Services Usage Minutes and Customer's compliance with Section 5.d.v) of the Agreement. The Credit will be applied in the billing month following the conclusion of the Second MAC Contract Year One.

          Actual Second MAC Contributory
          SERVICES USAGE MINUTES                     INCREMENTAL USAGE CREDIT
          [REDACTED*]                                [REDACTED*]

          If Customer's Second MAC Contributory Services Usage is not in compliance with Section 5.d.v) of the Agreement, Sprint will issue an INCREMENTAL Credit as set forth in the table below based upon Customer's Second MAC Contributory Services Usage Charges. The Credit will be applied in the billing month following the conclusion of the Second MAC Contract Year One.

          Actual Second MAC Contributory
          SERVICES USAGE MINUTES                     INCREMENTAL USAGE CREDIT
          [REDACTED*]                                [REDACTED*]


                    SPRINT PROPRIETARY INFORMATION - RESTRICTED
                                       21
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                               [*CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                               OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.]


     b. Following the conclusion of the Second MAC Contract Year Two and each Second MAC Contract Year during a Renewal Term, Sprint will issue an INCREMENTAL Credit as set forth in the table below based upon Customer's Second MAC Contributory Services Usage Minutes and Customer's compliance with Section 5.d.v) of the Agreement. The Credit will be applied in the billing month following the conclusion of the Second MAC Contract Year Two.

          Actual Second MAC Contributory
          SERVICES USAGE MINUTES                     INCREMENTAL USAGE CREDIT
          [REDACTED*]                                [REDACTED*]

          If Customer's Second MAC Contributory Services Usage is not in compliance with Section 5.d.v) of the Agreement, Sprint will issue an INCREMENTAL Credit as set forth in the table below based upon Customer's Second MAC Contributory Services Usage Charges. The Credit will be applied in the billing month following the conclusion of the Second MAC Contract Year Two.

          Actual Second MAC Contributory
          SERVICES USAGE MINUTES                     INCREMENTAL USAGE CREDIT
          [REDACTED*]                                [REDACTED*]

7.   ACCESS.

     a. Customer will receive [REDACTED*], on its monthly recurring Sprint provided, domestic, voice service T-1 access line charges (not including ACF, COC and other access related charges) for access lines installed for a two year or longer order term during the Term.

     b.   Sprint will [REDACTED*].

     c.   Sprint will [REDACTED*].

                    SPRINT PROPRIETARY INFORMATION - RESTRICTED
                                       22